Susquehanna Bancshares, Inc. Investor Presentation 3rd Quarter 2012 Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
During the course of this presentation, we may make projections and other forward-looking statements regarding priorities and strategic objectives of
Susquehanna Bancshares, Inc., as well as projected capital ratios, efficiency ratios, net income and earnings. We encourage investors to understand forward-looking statements to be strategic objectives rather than absolute
targets of future performance.   We wish to caution you that these forward-
looking statements may differ materially from actual results due to a number of risks and uncertainties.  For a more detailed description of the factors that may affect Susquehanna’s operating results, we refer you to our filings with the
Securities & Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2011 and Form 10-Q for the quarter ended
June 30, 2012. Susquehanna assumes no obligation to update the forward-
looking statements made during this presentation.
For more information, please visit our Web site at:
www.susquehanna.net

Susquehanna Profile
Susquehanna Profile
Corporate Overview
Super-Community Bank  headquartered in
Lititz, PA
261 banking offices concentrated in Central
PA, Western MD, and Philadelphia and
Baltimore MSAs
35
th
largest U.S. commercial bank by assets
Experienced management team with extensive
market knowledge
Franchise is a diversified mix of consumer and
business customers, products and revenue
sources
Non-bank affiliates offering products and
services in:
Wealth management
Insurance brokerage and employee benefits
Commercial finance
Vehicle leasing
Selected Data as of 9/30/2012
Assets: $18.1 billion
Deposits: $12.7 billion
Loans & Leases: $12.7 billion
Assets under management $7.8 billion
and administration:
Market Cap: >$1.9 billion
Average daily volume (3 months) >1 million shares
Institutional ownership > 70%
Dividend yield 2.68%*
*Based on 4Q12 dividend of $.07 per share

Main Street Banking
The Susquehanna Way
Main Street Banking
The Susquehanna Way
4
Personalized customer service of a local community bank,
backed by the lending capacity and diverse product
offerings of a regional financial services company
Regional banking model where customers have access to
local decision makers
A focus on building enduring relationships
Culture of excellence and exceeding customer expectations

Successful Acquisitions of
Abington (2011) and Tower (2012)
Successful Acquisitions of
Abington (2011) and Tower (2012)
Successfully converted 200,000 + accounts
Transitioned or consolidated 69 branches
Converted $2.6 billion in loans, $2.9 billion in deposits and $443 million in assets under administration
Achieved desired cost savings of $58 million
Added critical mass to the Philadelphia metro market
Strengthened core central Pennsylvania market, increasing deposit market share to 9.0% from 7.6%¹ and improved market share rank to 5 from 6
Strategically reorganized into regional banking model with 12 regions reporting through 3 market CEO’s
5
1 FDIC Deposit Market Share Report for the 16 counties comprising Susquehanna’s Pennsylvania Market.  6/30/11 versus 6/30/12
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Premier Mid-Atlantic Franchise
Premier Mid-Atlantic Franchise
Branch Density in Diverse and Attractive Markets
6
Strategically located
franchise with close
proximity to major
metro areas and key
East Coast
transportation hubs
Regional leadership
teams within three
markets provide
local community
banking approach
unmatched by
national and
multi-national
competitors
Pennsylvania Market Delaware Valley Market Maryland Market

Community Banking Opportunities
Community Banking Opportunities
Source: SNL Financial
Note: Regulatory branch and deposit data as of June 30, 2012; banks and thrifts with deposits in counties SUSQ operates in PA/NJ/MD/WV
Traditional branches only, as defined by SNL
7
Rank Institution Branch Count
Total Deposits
in Market
($000)
Total Market
Share (%)
1 Wells Fargo & Co. 373 41,021,142 15.3%
2 PNC Financial Services Group Inc. 357 27,078,388 10.1%
3 Bank of America Corp. 224 25,599,340 9.5%
4 M&T Bank Corp. 292 23,873,751 8.9%
5 Toronto-Dominion Bank 164 19,136,622 7.1%
6 Royal Bank of Scotland Group Plc 177 17,058,543 6.3%
7 Susquehanna Bancshares Inc. 262 12,569,634 4.7%
8 Fulton Financial Corp. 187 9,428,543 3.5%
9 Banco Santander SA 176 8,654,240 3.2%
10 National Penn Bancshares Inc. 110 5,622,573 2.1%
11 BB&T Corp. 68 4,051,430 1.5%
12 Beneficial Mutual Bancorp Inc. (MHC) 61 3,645,268 1.4%
13 First Niagara Financial Group Inc. 63 2,684,122 1.0%
14 Metro Bancorp Inc. 33 2,106,159 0.8%
15 Citigroup Inc. 26 2,015,670 0.8%
Total (1-15) 2,573 204,545,425    76.1%
Total (1-248) 3,970 268,686,154    100.0%
Deposit Market Share: Counties of Operation
Uniquely positioned as the largest
locally based community bank
Top 3 market share in 12
counties
Top 5 market share in half the
MSAs where we do business
1
st
overall in market share,
excluding companies with
assets greater than $100B
Increased share in 14 out of
22 MSAs from 2011 to 2012
Significant opportunities exist
to gain market share

Critical Mass in Attractive Markets
Critical Mass in Attractive Markets
8
Susquehanna Bank Market¹ Pennsylvania Delaware
Valley
Maryland
Branches 124 71 66
Loans as % of total² 45% 27% 28%
Deposits as % of total² 44% 30% 26%
Deposit market share (rank)³
2012 9.0%
(5)
2.7%
(8)
4.5%
(6)
2011 7.6%
(6)
1.3%
(9)
3.8%
(6)
2007 3.9%
(9)
1.2%
(12)
4.2%
(7)
Pennsylvania Market
Foundation for growth with stable
commercial and retail banking base
providing ample deposits.
Home to distribution hubs for global retailers,
manufacturers and distributors serving
Northeast and Mid-Atlantic markets.
Delaware Valley Market
Includes Philadelphia and the state’s four
most-affluent counties. 4
Growth opportunities fueled by world-leading
education, health care and research
institutions.
Maryland Market
Includes Baltimore and four of the nation’s
45 most-affluent counties including no. 5,
Howard County. 4
Growth opportunities fueled by world-leading
education, health care and research
institutions, as well as major federal
agencies and contractors.
1
The 16 counties comprising the company’s Pennsylvania Market, the 10 counties comprising the company’s Delaware Valley Market and the 13 counties comprising the company’s Maryland Market are listed in the “Additional Materials” slides at the conclusion of this presentation
2
Company data as of 9/30/12.  Percentages based on internal company  commercial and retail market allocations.  Excludes leases and tax free loans and brokered and inter-company deposits.
3
FDIC June 30 deposit market share data as reported by SNL Financial for the counties comprising each of the company’s three markets.
4
U.S. Census Bureau’s American Community Survey of median household income by county
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HOME MARKET: METRO GROWTH MARKETS:
Central PA

Philadelphia
6
Baltimore
7
2007 Today Today Today
Total Deposits $55.5 B $65.3 B
18% Growth
$128.5 B $63.0 B
in Current Market
1
SUSQ Deposits $2.2 B $5.9 B
170% Growth
$3.0 B $1.2 B
Rank/Market Share #9 / 3.9% #5 / 9.0% #8 / 2.4% #7 / 1.9%
Primary Competitors PNC, M&T, Fulton TD, RBS, PNC M&T, PNC, BB&T
Median Household Income $50,976 $58,051 $62,687
Estimated Household Income 19.7% 23.1% 22.8%
Growth from 2011-2016
2
Population 3.6 M 3.7 M 3.5% Growth 5.3 M 2.7 M
Estimated Population 3.1% 1.8% 2.3%
Growth from 2011-2016
3
# of Businesses with 135,105 222,902 102,402
< $10M in Sales
4
Market Growth and Opportunity
Market Growth and Opportunity
9
1  Source: FDIC Deposit Market Share Report
2 Source: SNL, ESRI.  Household Income data reported for Philadelphia and Baltimore metro markets represents Philadelphia-Camden-Wilmington and Baltimore-Towson MSAs, respectively
3 Source: SNL, ESRI
4 Source: The Nielsen Company
5  16 counties comprising Susquehanna’s Pennsylvania Market
6 Philadelphia Metro = Bucks, Burlington, Camden, Chester, Delaware, Gloucester, Montgomery and Philadelphia counties
7 Baltimore Metro = Anne Arundel, Baltimore, Baltimore (City), Carroll, Harford and Howard counties
2

Organic Growth Supported by Strategic Acquisitions Organic Growth Supported by Strategic Acquisitions 10 Assets ($ millions)

Deposit Composition
Deposit Composition

$8.9 Billion $12.7 Billion
Total Deposits 12/31/2007
Total Deposits 9/30/2012
Successfully decreasing reliance on time deposit funding
Organic growth supported by acquisitions
Opportunity to further increase core deposits and manage deposit costs
Demand
Deposits,
14%
Interest-
bearing
demand,
32%
Savings,
8%
Time of
$100K or
more, 15%
Time <
$100K, 31%
Organic Core Deposit CAGR:
7.21%
Demand
Deposits,
15%
Interest-
bearing
demand,
45%
Savings,
8%
Time of
$100K or
more, 14%
Time <
$100K, 18%

Loan Composition
Loan Composition

$8.8 Billion
$12.7 Billion
Organic Loan CAGR:
4.93%
Total Loans 12/31/2007 Total Loans 9/30/2012
Decreased construction exposure
Organic and acquisitive growth
Opportunity to grow C&I and consumer loans

Asset Quality Asset Quality 13

Quarterly Loan and Lease
Originations
($ in Millions)
Quarterly Loan and Lease
Originations
($ in Millions)
Loan and Lease Activity Trends
Continued origination growth with diverse mix
Overall loan originations are up 37% from 3Q 2011

3rd  Quarter 2012 Highlights
3rd  Quarter 2012 Highlights
GAAP EPS of $0.20
•
Includes merger related expenses and loss on extinguishment of debt
Core deposit growth of 3.4%
Steady organic loan growth
•
Commercial loans increase 3.2%; Consumer loans increase 3.0%
•
Organic loan growth of 3.8% YOY
Efficiency ratio below 60%
Continued improvement in credit quality metrics
•
NPA’s declined to 1.16% of loans, leases and foreclosed real estate
•
Strong coverage ratio with allowance representing 158% of nonaccrual loans and leases
Increased dividend to $0.07 per share
•
Fifth dividend increase since 1Q2011

Net Income ($000s) Net Income ($000s) 16

Net Interest Margin Net Interest Margin 17

Efficiency Ratio*
Efficiency Ratio*

*Efficiency ratio excludes net realized gain on acquisition, merger related expenses and loss on extinguishment of debt.  Please refer to the calculations on the slides titled “Non-GAAP Reconciliation” at the conclusion of this presentation.

Capital Ratios
Capital Ratios
9/30/2012
Proposed
Minimum Basel III
Requirements¹
Management
Minimum
Targets
Tangible Common Equity² 7.84% N/A
7.50%
Tier 1 Common/RWA 10.07% 7.00%
8.00%
Tier 1 Leverage 8.97% 4.00%
6.00%
Tier 1 Risk-Based 11.37% 8.50%
9.50%
Total Risk-Based 13.00% 10.50%
11.50%
Capital Planning Priorities
Support continued organic growth
Position for changing regulatory landscape
Increase quarterly cash dividends to shareholders
Consider strategic M&A opportunities
1 Including proposed conservation buffers
2 The tangible common equity ratio is a non-GAAP based financial measure.  Please refer to the calculations and management’s reasons for using this measure on the slide titled “Non-
GAAP Reconciliation” at the conclusion of this presentation.

Strategic Objectives for 2012 Strategic Objectives for 2012 20

Shareholder Return
Shareholder Return

*
Return on average tangible equity is a non-GAAP based financial measure.  Please refer to the calculations and management’s reasons for using this measure on the slide titled “Non-GAAP
Reconciliation” at the conclusion of this presentation.
Improving Results Return on Average Tangible Equity*

Investment Merits
Investment Merits
Attractive markets with opportunities for growth
•
Some of the best markets in the Mid-Atlantic region
Diverse loan portfolio with improving asset quality trends
Proven ability to operate efficiently
•
Target sub-60% efficiency ratio achieved in 3Q2012
Well positioned for organic and strategic growth
opportunities
Capacity to compete as a super-regional financial
company yet deliver community bank service

Questions

Additional Materials

3 Quarter 2012 Financial Highlights
3 Quarter 2012 Financial Highlights
(Dollars in thousands, except earning per share data)
9/30/2012 6/30/2012 9/30/2011
Balance Sheet:
Loans and Leases 12,675,607 $  12,585,912 $  9,702,669 $
Deposits 12,725,379 $  12,690,524 $  9,558,631 $
Income Statement:
Net interest income 149,142 $       152,670 $       106,839 $
Pre-tax pre-provision income 69,893 $         71,006 $         42,894 $
Provision for loan and lease losses 16,000 $         16,000 $         25,000 $
GAAP Net Income 36,732 $         37,793 $         14,960 $
GAAP EPS 0.20 $             0.20 $             0.12 $
Quarterly Performance Highlights

rd

Deposit Mix & Cost by Product
Deposit Mix & Cost by Product
$ in millions
Avg Bal QTR
INT % QTR
Demand    1,401 0.00%    1,528 0.00%
   1,688 0.00%
1,922 0.00% 1,938 0.00%
Interest Bearing Demand    3,797 0.52%    4,394 0.49%
   4,990 0.46% 5,480 0.39% 5,537 0.35%
Savings       797 0.14%       876 0.13%       930 0.14% 1,005 0.13% 1,003 0.11%
Certificates of Deposits    3,491 1.55%    3,503 1.29%    3,747 1.29% 4,065 1.13% 4,111 1.17%
Total Interest-Bearing Deposits    8,085 0.93%    8,773 0.77%
   9,667
0.75% 10,550 0.65% 10,651 0.64%
Core Deposits/Total
Loans(excluding VIE)/Deposits 99.0%
1Q12
98.7%
67.0%
98.9%
3Q12
67.3%
98.8%
3Q11 4Q11
66.0% 63.2%
99.6%
2Q12
67.4%

Borrowing Mix & Cost
Borrowing Mix & Cost

$ in millions
Avg Bal QTR
INT % QTR (excludes SWAP expense)
Short-Term Borrowings 589 0.30%
0.27% 726 0.29% 0.28%
FHLB Advances 2.44%
0.21% 0.33% 0.35%
Long Term Debt 666 4.93% 5.11% 686 4.93% 4.85%
Total Borrowings 2,418 2.60%
1.66% 2,494 1.58% 1.62%
Off Balance Sheet Swap Impact 675 0.75%
0.74% 675 0.70% 0.69%
Total Borrowing Cost
Avg Borrowings / Avg Total
Assets
2.40%
2Q12
2.28%
14.0%
1Q12 3Q12
2.31%
14.1%
3Q11 4Q11
17.1% 15.8% 14.1%
3.35%
632 0.32%
1,115 2.90%
2,426 2.75%
675 0.76%
3.51%
642
985
2,301
675
4.78% 674
1,082
749
1,073
675
2,549
727
1,163
679

Quarterly Loan and Lease
Originations
Quarterly Loan and Lease
Originations
Average Balance*
($ in Millions)

Balance Originations    Balance Originations   Balance Originations   Balance Originations   Balance Originations
Commercial 1,531     154               1,587       150               1,708        115               1,847       206               1,870       167
Real Estate - Const & Land
728         63                 812          92                 863           95                 936          74                 899          101
Real Estate - 1-4 Family Res
1,413     55                 1,818       77                 2,033        68                 2,262       101               2,279       86
Real Estate - Commercial 3,264     108               3,348       132               3,872        191               4,350       110               4,315       121
Real Estate - HELOC
842         68                 908          65                 1,013        52                 1,128       88                 1,169       93
Tax-Free
317         7                   330          7                   346           53                 379          22                 390          55
Consumer Loans 685         109               709          97                 736           96                 764          116               794          110
Commercial Leases
285         51                 282          82                 287           76                 306          79                 299          81
Consumer Leases
380         42                 370          43                 367           43                 376          65                 424          86
VIE
201         - 193          - 187           -                180          -                173          -
Total
9,646 $  657 $           10,357 $  745 $           11,412 $  789 $           12,528 $ 862 $           12,612 $  900 $
3Q12 2Q12 1Q12 4Q11 3Q11

*By collateral type

Loan Mix & Yield
Loan Mix & Yield
$ in millions
Avg Bal QTR*
INT % QTR
Commercial    1,531 5.38%     1,587 5.31%
     1,708 5.24%     1,847 5.43%    1,870 5.31%
Real Estate - Const & Land       728 4.74%         812 4.95%         863 5.60%        936 5.66%        899 5.64%
Real Estate - 1-4 Family Res    1,413 5.81%     1,818 5.22%      2,033 5.27%     2,262 5.26%    2,279 5.03%
Real Estate - Commercial    3,264 5.47%     3,348 5.45%      3,872 5.46%     4,350 5.78%    4,315 5.60%
Real Estate - HELOC       842 3.60%         908 3.83%      1,013 3.98%     1,128 3.81%    1,169 3.82%
Tax-Free       317 6.06%         330 5.11%         346 5.60%        379 5.45%        390 5.40%
Consumer Loans       685 5.61%         709 5.48%         736 5.33%        764 5.21%        794 5.02%
Commercial Leases       285 7.92%         282 7.90%         287 7.98%        306 7.72%        299 7.48%
Consumer Leases       380 4.90%         370 4.75%         367 4.73%        376 4.60%        424 4.30%
VIE       201 4.58%         193 4.54%         187 4.47%        180 4.46%        173 4.42%
Total Loans    9,646 5.34%   10,357 5.22%    11,412 5.29% 5.33% 5.23%
3Q12 2Q12 1Q12 3Q11 4Q11

*By collateral type
12,528 12,612

CRE and Construction Composition CRE and Construction Composition 30

Asset Quality
($ in Millions)
Asset Quality
($ in Millions)
($ in million) 3Q11 4Q11 1Q12 2Q12 3Q12
NPL's Beginning of Period 190.7 $   160.1 $   156.5 $   133.5 $ 127.3 $
New NonAccruals 20.4 $     43.8 $     22.3 $      34.5 $   17.3 $
Cure/Exits/Other (27.4) $    (10.1) $    (28.8) $    (16.8) $  (6.2) $
Gross Charge-Offs (16.2) $    (25.6) $    (11.0) $    (17.3) $  (15.8) $
Transfer to OREO (7.5) $      (11.7) $    (5.5) $       (6.6) $    (4.2) $
NPL's End of Period 160.0 $   156.5 $   133.5 $   127.3 $ 118.4 $

Asset Quality ($ in Millions) Asset Quality ($ in Millions) 32 *Legacy Susquehanna

Investment Securities
Investment Securities
$ in millions
EOP Balance
QTR Yield
Total Investment Securities $2,691 $2,423 $2,757 $2,866 $2,908
Duration (years) 3.6 3.5 3.6         3.6         3.6
Yield 3.32% 3.02% 3.09% 2.92% 2.69%
Unrealized Gain/(Loss) $42.0 $32.3 $30.8 $40.8 $61.9
3Q12 2Q12 3Q11 4Q11 1Q12

Earnings Drivers
Earnings Drivers
($000)
3Q11 4Q11 1Q12 2Q12 3Q12
Avg. interest-earning assets
12,275,793 13,128,969 14,065,583 15,332,806 15,537,037
Net interest margin (FTE)
3.58% 3.59% 3.94% 4.10% 3.92%
Net interest income 106,839 115,201 134,123 152,670 149,142
Noninterest income 36,800 32,204* 39,515 39,811 43,661
Total revenue 143,639 147,405 173,638 192,481 192,803
Noninterest expense 99,452* 100,164* 108,876* 118,157* 115,959*
Pre-tax, pre-provision income 44,187* 47,241* 64,762* 74,324* 76,844*
Provision for loan losses 25,000 22,000 19,000 16,000 16,000
Pre-tax income 19,187* 25,241* 45,762* 58,324* 60,844*
* Core: Excludes merger-related expenses, net gain on acquisition and loss on extinguishment of debt
2012 Financial Targets
FTE margin 3.98%
Loan growth 23%
Deposit growth 24%
Non-interest income growth -10%
Non-interest expense growth 0%
Tax rate 31%
reported numbers and not core numbers. These percentages do not include any one-time merger-related costs or loss on extinguishment of debt in 2012.

The growth percentages included in these financial targets are based  upon 2011
Note :

Susquehanna Bank Markets
Susquehanna Bank Markets

Pennsylvania Market:
Adams, PA
Berks, PA
Centre, PA
Cumberland, PA
Dauphin, PA
Lancaster, PA
Lebanon, PA
Lehigh, PA
Luzerne, PA
Lycoming, PA
Northampton, PA
Northumberland, PA
Schuylkill, PA
Snyder, PA
Union, PA
York, PA
Maryland Market:
Allegany, MD
Anne Arundel, MD
Baltimore, MD
Baltimore City, MD
Bedford, PA
Berkley, WV
Carroll, MD
Franklin, PA
Fulton, PA
Garrett, MD
Hartford, MD
Howard, MD
Washington, MD
Delaware Valley Market:
Atlantic, NJ
Bucks, PA
Burlington, NJ
Camden, NJ
Chester, PA
Cumberland, NJ
Delaware, PA
Gloucester, NJ
Montgomery, PA
Philadelphia, PA

Non-GAAP Reconciliation
(Dollars and share data in thousands)
Non-GAAP Reconciliation
(Dollars and share data in thousands)
36
The efficiency ratio is a non-GAAP based financial measure.  Management excludes merger-related expenses and certain other selected items when calculating this ratio, which is used to measure the relationship of operating expenses to revenues.
Tangible Common Ratio 3Q12 2Q12 1Q12 4Q11 3Q11
End of period balance sheet data
Shareholders' equity 2,584,682 $  2,544,730 $  2,512,584 $  2,189,628 $  2,035,845 $
Goodwill and other intangible assets
(1)
(1,263,361) (1,267,630) (1,268,582) (1,006,412) (1,005,368)
Tangible common equity (numerator) 1,321,321 $  1,277,100 $  1,244,002 $  1,183,216 $  1,030,477 $
Assets 18,106,730 $ 18,040,009 $ 17,807,026 $ 14,974,789 $ 14,365,229 $
Goodwill and other intangible assets
(1)
(1,263,361) (1,267,630) (1,268,582) (1,047,112) (1,045,692)
Tangible assets (denominator) 16,843,369 $ 16,772,379 $ 16,538,444 $ 13,927,677 $ 13,319,537 $
Tangible common ratio 7.84% 7.61% 7.52% 8.50% 7.74%
(1)
Net of applicable deferred income taxes
3Q12 2Q12 1Q12 4Q11 3Q11
Efficiency Ratio
Other expense 122,910 $     121,475 $     120,355 $     162,395 $     100,745 $
Less: Merger related expenses (1,500) (3,318) (11,479) (12,211) (1,293)
Loss on extinguishment of debt (5,451) 0 0 (50,020) 0
Noninterest operating expense (numerator) 115,959 $     118,157 $     108,876 $     100,164 $     99,452 $
Taxable-equivalent net interest income 152,948 $     156,416 137,837 118,780 110,668
Other income 43,661 39,811 39,515 71,347 36,800
Less: Net realized gain on acquisition 0 0 0 (39,143) 0
Denominator 196,609 $     196,227 $     177,352 $     150,984 $     147,468 $
Efficiency ratio 58.98% 60.21% 61.39% 66.34% 67.44%
The tangible common ratio is a non-GAAP based financial measure using non-GAAP based amounts.   The most directly comparable GAAP-based measure is
the ratio of common shareholders’ equity to total assets.  In order to calculate tangible common shareholders equity and assets, our management subtracts the intangible assets from both the common shareholders’ equity and total assts.  Tangible common equity is then divided by the tangible assets to arrive at the ratio.  Management uses the ratio to assess the strength of our capital position.

Non-GAAP Reconciliation
(Dollars and share data in thousands)
Non-GAAP Reconciliation
(Dollars and share data in thousands)
37
Income statement data
Net income 36,732 $            37,793 $        23,473 $        19,129 $        14,960 $
Amortization of intangibles, net of taxes at 35% 2,169 2,211 1,789 1,489 1,377
Net tangible income (numerator) 38,901 $            40,004 $        25,262 $        20,618 $        16,337 $
Average balance sheet data
Shareholders' equity 2,562,092 $       2,537,250 $   2,348,326 $   2,217,036 $   2,019,706 $
Goodwill and other intangible assets (1,315,071) (1,320,658) (1,132,344) (1,045,580) (1,046,719)
Tangible common equity (denominator) 1,247,021 $       1,216,592 $   1,215,982 $   1,171,456 $   972,987 $
Return on equity (GAAP basis) 5.70% 5.99% 4.02% 3.42% 2.94%
Effect of goodwill and other intangibles 6.71% 7.24% 4.34% 3.56% 3.72%
12.41% 13.23% 8.36% 6.98% 6.66%
3Q12 2Q12 1Q12 4Q11 3Q11
Return on Average Tangible Shareholders’ Equity
Return on average tangible shareholders' equity
Return on average tangible shareholders’ equity is a non-GAAP based financial measure calculated using non-GAAP based amounts.  The most directly comparable GAAP-based measure is return on average equity.  We calculate return on average tangible shareholders’ equity by excluding the balance of intangible assets and their related amortization expense from our calculation of return on average equity.  Management uses the return on average tangible equity in order to review our core operating results.  Management believes that this is a better measure of our performance.  In addition, this is consistent with the treatment by bank regulatory agencies, which excludes goodwill and other intangible assets from the calculation of risk-based capital ratios.